THE WEITZ FUNDS

Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Short-Intermediate Income Fund
Government Money Market Fund

QUARTERLY REPORT December 31, 2006

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008 402-391-1980 800-304-9745 402-391-2125 FAX www.weitzfunds.com

THE WEITZ FUNDS

Seven Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all seven of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

2

3

WEITZ EQUITY FUNDS

January 2, 2007

Dear Fellow Shareholder:

                Brad and I are happy to report that 2006 was a very good year for shareholders of our Funds. Each of the four stock funds earned total returns of over 20%, comfortably in excess of returns on the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies). The Balanced Fund also exceeded its benchmark by a wide margin and Brad will comment on Balanced in a separate letter. The table below shows comparative results as of December 31, 2006 (after deducting expenses) for various intervals since the firm was founded 23 years ago.

	Total Returns*		Average Annual Total Returns*

	4th Qtr.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year	Since Inception (6/1/83)

Value	10.5%	21.8%	11.1%	7.9%	14.3%	14.6%	13.7%	N/A
Partners Value**	10.1	22.5	11.2	7.4	14.3	15.0	14.1	15.1
Hickory	11.3	22.8	14.5	9.5	12.1	N/A	N/A	N/A
Partners III**	10.7	20.4	13.4	11.8	15.3	16.5	15.0	15.4

S&P 500	6.7	15.8	10.4	6.2	8.4	10.6	11.8	12.5
Russell 2000	8.9	18.4	13.6	11.4	9.4	N/A	N/A	N/A
Nasdaq Composite	7.1	10.4	7.2	5.0	7.0	9.9	10.2	9.1

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15-year, 20-year and since inception Nasdaq numbers for which reinvestment of dividend information was not available) and all Fund performance numbers are calculated after deducting fees and expenses.

**	As of December 31, 1993, the Partners Value Fund (“Partners Value”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership and as of December 30, 2005, the Partners III Opportunity Fund (“Partners III”) succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (together with Weitz Partners II Limited Partnership, the “Partnerships”). Wallace R. Weitz was the general partner and portfolio manager for the Partnerships and is a portfolio manager for Partners Value and Partners III. The investment objectives, policies and restrictions of Partners Value and Partners III are materially equivalent to those of the respective Partnerships. The performance information includes performance for the period before Partners Value and Partners III became investment companies registered with the Securities and Exchange Commission. During these periods, neither Partnership was registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If either Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.
4

Portfolio Review—“Changing Changelessness”

                My high school Latin teacher, Dr. Romeo (really, that was his name), was fond of pointing out that most of the ideas we thought were new in the sixties had been thought by the “noble Romans” before us. He saw almost everything as a sign of what he called “changing changelessness.” As 2006 unfolded with successively stronger quarters, I was reminded of Doc Romeo’s conviction that “the more things change, the more they stay the same.”

                The clearest lesson in changing changelessness was that while cheap stocks eventually go up, you cannot predict when it will happen. The stocks that generated great returns in 2006 were practically the same group that had languished in 2005. In our December 2005 letter, we discussed five companies whose business values had grown but whose stocks had weighed particularly heavily on 2005 results. These stocks are shown below along with their subsequent returns in 2006.

Company	2005 Return	2006 Return

Comcast	-21%	+63%
Countrywide Financial	-6%	+26%
Fannie Mae	-30%	+24%
Redwood Trust	-24%	+57%
Tyco	-18%	+7%

Average	-20%	+35%

                The details change, but human nature stays the same. Short-term thinking leads to alternating bouts of fear and greed. This makes stocks much more volatile than the underlying business values of the companies. In 2005, investors feared that rising interest rates would devastate financial service companies so they wanted nothing to do with Countrywide, Fannie Mae or Redwood. This same “sell financials when rates are rising” conventional wisdom caused heavy selling in banks and mortgage company stocks in 1990, 1994 and 1999 and led to big gains the following years. Cyclical earnings disappointments caused selling in Tyco and fears of competition from telephone companies depressed Comcast. A year later, very little had changed in Tyco’s or Comcast’s long-term outlook, but for some reason investors’ fears turned to optimism.

                Another classic case of apparent, but not real, change has been Liberty Media’s dividing its business into four separate companies over the past two and a half years. Beginning in June of 2004, Liberty Media spun out Liberty Global (which in turn issued three classes of stock), Discovery Holdings, Liberty Interactive, and Liberty Capital. This capital structure hyper-activity was designed to “surface shareholder value” by dividing a complicated company into parts that would appeal to various shareholder constituencies and do so in a tax-efficient manner. In the two and a half years since the first spin-off, the successor stocks, in the aggregate have returned 32%, (11% annualized). Investor confusion and/or disinterest led to early price weakness in several of the new companies’ stocks, so we have been able to more than double our holdings in the Liberty “complex” at very favorable prices. The assets and management are the same, but the repackaging is turning out well for our investors.

                The story of 2006 was really one of maturity/recognition/vindication of long-held positions. We try to know a few things well, take big positions when warranted, and wait for other investors to eventually come to the same conclusion. This has been described as a “hedgehog” strategy, and while the image is not particularly flattering, it is probably apt.

5

Outlook

                So, what next? There have only been a few times when stocks were so cheap that good returns seemed assured—and those times were so scary that it was not clear that stocks would not fall a lot more before finally doing well. Stocks in general don’t seem particularly cheap today—most of our stocks aren’t terribly cheap—but I feel very good about our chances of earning reasonable returns over the next several years.

                Our largest positions are in companies that are doing very well. Their business values are growing at 10-15% per year. Their valuations are reasonable. Whether or not their stock prices go up in 2007, their value increase will eventually be realized. Berkshire Hathaway will collect cash from its operating companies, it will write lots of insurance if premiums are adequate, it will make acquisitions, and it will buy stocks and bonds if the prices are right. In short, Berkshire will become more valuable—and if the price does not go up in ’07, it will go up in some subsequent year. The same is true for Countrywide, Tyco, UnitedHealth, Liberty Interactive, Redwood Trust, Fannie Mae, Wal-Mart, AIG, Liberty International, Liberty Capital, Washington Post, and the others.

                Any number of things can go wrong in the next year or two, and a few undoubtedly will. We go through the litany in every letter—debt, credit risk, fragile economy, weak currency, geopolitical risk, etc. Something will shake investor complacency and lead to increased market volatility. This means that our quarter-to-quarter and year-to-year returns are not predictable, but if we use common sense and discipline, we should have opportunities to make investments that will earn us very good returns over the next several years. After 35+ years in the investment business, I’ve learned that we can’t know more than this, but that this is enough to know.

                We appreciated your patience during 2005 and have enjoyed reporting on 2006.

Sincerely

Wallace R. Weitz Co-manager Value and Partners Value Portfolio Manager Hickory and Partners III	Bradley P. Hinton Co-manager Value and Partners Value

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

6

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7

FUND PERFORMANCE — VALUE FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.
Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1997	38.9%	33.4%	5.5%
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0

10-Year Cumulative Return ended Dec. 31, 2006	280.2	124.4	155.8
10-Year Average Annual Compound Return ended Dec. 31, 2006	14.3	8.4	5.9

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1996, through December 31, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2006 was 21.8%, 7.9% and 14.3%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund  distributions or the redemption of Fund shares.

8

PORTFOLIO PROFILE — VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.4%	Media Content and Distribution	20.6%
Countrywide Financial	7.2	Mortgage Services	18.7
UnitedHealth Group	5.6	Consumer Products and Services	14.9
Tyco International	4.7	Financial Services	13.1
Redwood Trust	4.3	Healthcare	8.2
Liberty Media - Interactive	4.3	Diversified Industries	4.7
American International Group	4.1	Telecommunications	3.8
Wal-Mart	4.1	Technology	2.6
Liberty Global	4.0	Gaming, Lodging and Leisure	1.1
Liberty Media - Capital	4.0	Short-Term Securities/Other	12.3

	49.7%		100.0%

* As of December 31, 2006

Largest Net Purchases and Sales for Quarter Ended December 31, 2006

Net Purchases ($mil)		Net Sales ($mil)

Apollo Group	$45	IAC/InterActiveCorp	$49
UnitedHealth Group	27	Tyco International	33
Wal-Mart	16	U.S. Bancorp (eliminated)	30
WellPoint	4	Host Hotels & Resorts (eliminated)	28
Mohawk Industries (new)	2	Dell	20
		Other (net)	52
	$94
			$212

		Net Portfolio Sales	$118

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2006

Positive ($mil)		Negative ($mil)

Countrywide Financial	$40	Wal-Mart	$(7)
Berkshire Hathaway	33	Apollo Group	(4)
Redwood Trust	27
Telephone & Data Systems	25		$(11)
IAC/InterActiveCorp	22
Other (net)	168

	$315

Net Portfolio Gains	$304

9

VALUE FUND
Schedule of Investments in Securities
December 31, 2006
(Unaudited)

	Shares	Value

COMMON STOCKS — 87.7%

Media Content and Distribution — 20.6%

Newspaper, Television, Radio and Programming — 13.4%
Liberty Media Corp. - Capital - Series A*	1,285,000	$125,904,300
The Washington Post Co. - CL B	164,060	122,323,136
News Corp. - CL A	3,500,000	75,180,000
CBS Corp. - CL B	1,409,400	43,945,092
Discovery Holding Co. - Series A*	2,480,000	39,903,200
Cumulus Media, Inc. - CL A*	1,500,000	15,585,000

		422,840,728
Cable Television — 7.2%
Comcast Corp. - CL A*	2,325,000	98,417,250
Liberty Global, Inc. - Series C*	3,435,157	96,184,396
Liberty Global, Inc. - Series A*	1,062,520	30,972,458
Adelphia Communications Corp. - CL A* #	3,535,000	35,350

		225,609,454

		648,450,182

Mortgage Services — 18.7%

Originating and Investing — 13.5%
Countrywide Financial Corp.	5,325,000	226,046,250
Redwood Trust, Inc.†	2,330,000	135,326,400
Newcastle Investment Corp.	1,100,000	34,452,000
CBRE Realty Finance, Inc.#	1,350,000	21,208,500
Opteum, Inc.	700,000	5,320,000

		422,353,150
Government Agency — 5.2%
Fannie Mae	2,084,000	123,768,760
Freddie Mac	588,700	39,972,730

		163,741,490

		586,094,640

Consumer Products and Services — 14.9%

Retailing — 12.7%
Liberty Media Corp. - Interactive - Series A*	6,205,000	133,841,850
Wal-Mart Stores, Inc.	2,760,000	127,456,800
Expedia, Inc.*	3,500,000	73,430,000
IAC/InterActiveCorp*	1,705,000	63,357,800

		398,086,450
10

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Education — 2.2%
Apollo Group, Inc. - CL A*	1,750,000	$68,197,500

Consumer Goods — 0.0%
Mohawk Industries, Inc.*	21,500	1,609,490

		467,893,440

Financial Services — 13.1%

Insurance — 11.5%
Berkshire Hathaway, Inc. - CL B*	63,000	230,958,000
American International Group, Inc.	1,800,000	128,988,000

		359,946,000
Banking — 1.6%
Washington Mutual, Inc.	1,135,000	51,631,150

		411,577,150

Healthcare — Managed Care — 8.2%

UnitedHealth Group, Inc.	3,300,000	177,309,000
WellPoint, Inc.*	1,013,000	79,712,970

		257,021,970

Diversified Industries — 4.7%

Tyco International Ltd.	4,860,000	147,744,000

Telecommunications — 3.8%

Telephone and Data Systems, Inc. - Special	1,773,800	87,980,480
Telephone and Data Systems, Inc.	600,000	32,598,000

		120,578,480

Technology — 2.6%

Dell, Inc.*	3,240,000	81,291,600

Gaming, Lodging and Leisure — 1.1%

Harrah’s Entertainment, Inc.	301,100	24,906,992
Six Flags, Inc.*	1,574,500	8,250,380

		33,157,372

Total Common Stocks (Cost $1,947,394,700)		2,753,808,834
11

VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 12.4%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	112,606,689	$112,606,689
Milestone Treasury Obligations Portfolio 5.1%(a)	45,441,579	45,441,579
Federal Home Loan Bank Discount Note 5.269% 01/31/07(b)	$134,000,000	133,466,948
U.S. Treasury Bill 4.948% due 03/22/07(b)	100,000,000	98,947,000

Total Short-Term Securities (Cost $390,400,962)		390,462,216

Total Investments in Securities (Cost $2,337,795,662)		3,144,271,050
Other Liabilities in Excess of Other Assets — (0.1%)		(2,991,319)

Net Assets — 100%		$3,141,279,731

Net Asset Value Per Share		$40.26

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2006.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.
12

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13

FUND PERFORMANCE — PARTNERS VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.
Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1997	40.6%	33.4%	7.2%
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7

10-Year Cumulative Return ended Dec. 31, 2006	280.5	124.4	156.1
10-Year Average Annual Compound Return ended Dec. 31, 2006	14.3	8.4	5.9

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1996, through December 31, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2006 was 22.5%, 7.4% and 14.3%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund  distributions or the redemption of Fund shares.

14

PORTFOLIO PROFILE — PARTNERS VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.4%	Media Content and Distribution	19.7%
Countrywide Financial	7.2	Consumer Products and Services	18.3
UnitedHealth Group	5.7	Mortgage Services	14.9
Tyco International	4.7	Financial Services	13.3
American International Group	4.2	Healthcare	9.8
Liberty Media - Interactive	4.2	Diversified Industries	4.7
Wal-Mart	4.1	Telecommunications	3.8
Liberty Global	4.0	Technology	2.6
Liberty Media - Capital	3.9	Gaming, Lodging and Leisure	1.0
Fannie Mae	3.9	Commercial Services	0.6

	49.3%	Short-Term Securities/Other	11.3

			100.0%

* As of December 31, 2006

Largest Net Purchases and Sales for Quarter Ended December 31, 2006

Net Purchases ($mil)		Net Sales ($mil)

Omnicare (new)	$32	IAC/InterActiveCorp	$32
Apollo Group	30	U.S. Bancorp (eliminated)	24
Mohawk Industries	18	Tyco International	19
Wal-Mart	7	Host Hotels & Resorts (eliminated)	18
UnitedHealth Group	6	Comcast	16
		Other (net)	35
	$93
			$144

		Net Portfolio Sales	$51

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2006

Positive ($mil)		Negative ($mil)

Countrywide Financial	$26	Wal-Mart	$(5)
Berkshire Hathaway	21	Apollo Group	(3)
IAC/InterActiveCorp	14
Telephone & Data Systems	14		$(8)
Redwood Trust	13
Other (net)	109

	$197

Net Portfolio Gains	$189

15

PARTNERS VALUE FUND
Schedule of Investments in Securities December 31, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 88.7%

Media Content and Distribution — 19.7%

Newspaper, Television, Radio and Programming — 13.4%
Liberty Media Corp. - Capital - Series A*	815,000	$79,853,700
The Washington Post Co. - CL B	105,540	78,690,624
News Corp. - CL A	2,300,000	49,404,000
Discovery Holding Co. - Series A*	1,844,758	29,682,156
CBS Corp. - CL B	914,000	28,498,520
Daily Journal Corp.* †	116,000	4,928,144

		271,057,144

Cable Television — 6.3%
Liberty Global, Inc. - Series C*	2,410,168	67,484,704
Liberty Global, Inc. - Series A*	491,996	14,341,683
Comcast Corp. - CL A*	1,100,000	46,563,000
Comcast Corp. - CL A Special*	14,000	586,320
Adelphia Communications Corp. - CL A* #	2,310,000	23,100

		128,998,807

		400,055,951

Consumer Products and Services — 18.3%

Retailing — 14.2%
Liberty Media Corp. - Interactive - Series A*	3,935,000	84,877,950
Wal-Mart Stores, Inc.	1,800,000	83,124,000
Expedia, Inc.*	2,250,000	47,205,000
IAC/InterActiveCorp*	1,100,000	40,876,000
Cabela’s, Inc. - CL A*	1,350,000	32,575,500

		288,658,450

Education — 2.2%
Apollo Group, Inc. - CL A*	1,150,000	44,815,500

Consumer Goods — 1.9%
Mohawk Industries, Inc.*	500,000	37,430,000

		370,903,950

Mortgage Services — 14.9%

Originating and Investing — 10.4%
Countrywide Financial Corp.	3,440,000	146,028,000
Redwood Trust, Inc.	1,100,000	63,888,000

		209,916,000
16

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Government Agency — 4.5%
Fannie Mae	1,327,000	$78,810,530
Freddie Mac	192,300	13,057,170

		91,867,700

		301,783,700

Financial Services — 13.3%

Insurance — 11.6%
Berkshire Hathaway, Inc. - CL B*	31,900	116,945,400
Berkshire Hathaway, Inc. - CL A*	300	32,997,000
American International Group, Inc.	1,200,000	85,992,000

		235,934,400
Banking — 1.7%
Washington Mutual, Inc.	745,400	33,908,246

		269,842,646

Healthcare — 9.8%

Managed Care — 8.2%
UnitedHealth Group, Inc.	2,140,000	114,982,200
WellPoint, Inc.*	647,000	50,912,430

		165,894,630

Suppliers and Distributors — 1.6%
Omnicare, Inc.	858,500	33,163,855

		199,058,485

Diversified Industries — 4.7%

Tyco International Ltd.	3,140,000	95,456,000

Telecommunications — 3.8%

Telephone and Data Systems, Inc. - Special	1,557,728	77,263,309

Technology — 2.6%

Dell, Inc.*	2,070,000	51,936,300
17

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Gaming, Lodging and Leisure — 1.0%

Harrah’s Entertainment, Inc.	201,000	$16,626,720
Six Flags, Inc.*	564,600	2,958,504

		19,585,224

Commercial Services — 0.6%

Coinstar, Inc.*	432,900	13,233,753

Total Common Stocks (Cost $1,292,725,017)		1,799,119,318

SHORT-TERM SECURITIES — 11.1%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	121,169,660	121,169,660
Milestone Treasury Obligations Portfolio 5.1%(a)	45,526,806	45,526,806
U.S. Treasury Bill 4.948% 3/22/07(b)	$60,000,000	59,368,200

Total Short-Term Securities (Cost $226,053,132)		226,064,666

Total Investments in Securities (Cost $1,518,778,149)		2,025,183,984
Other Assets Less Other Liabilities — 0.2%		3,121,399

Net Assets — 100%		$2,028,305,383

Net Asset Value Per Share		$24.43

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2006.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.
18

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19

FUND PERFORMANCE — HICKORY FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1997	39.2%	33.4%	5.8%
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	-17.2	-9.1	-8.1
Dec. 31, 2001	-4.6	-11.8	7.2
Dec. 31, 2002	-29.3	-22.1	-7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	-0.2	4.9	-5.1
Dec. 31, 2006	22.8	15.8	7.0

10-Year Cumulative Return ended Dec. 31, 2006	213.7	124.4	89.3
10-Year Average Annual Compound Return ended Dec. 31, 2006	12.1	8.4	3.7

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1996, through December 31, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2006 was 22.8%, 9.5% and 12.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

PORTFOLIO PROFILE — HICKORY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Countrywide Financial	7.4%	Mortgage Services	20.8%
Redwood Trust	7.0	Consumer Products and Services	18.0
Berkshire Hathaway	6.0	Media Content and Distribution	13.5
UnitedHealth Group	5.3	Healthcare	8.8
Tyco International	4.3	Insurance	7.8
Liberty Media - Interactive	3.9	Diversified Industries	4.3
Cumulus Media	3.7	Commercial Services	3.9
Liberty Media - Capital	3.7	Telecommunications	2.8
Coinstar	3.5	Technology	2.3
Liberty Global	3.3	Gaming, Lodging and Leisure	1.8
		Home Builders	0.7
	48.1%	Short-Term Securities/Other	15.3

			100.0%

* As of December 31, 2006

Largest Net Purchases and Sales for Quarter Ended December 31, 2006

Net Purchases ($mil)		Net Sales ($mil)

Apollo Group	$5.3	IAC/InterActiveCorp	$10.1
Omnicare	4.6	Cabela’s	8.3
UnitedHealth Group	3.7	Dell	4.1
Mohawk Industries	2.9	AutoZone	3.6
		Redwood Trust	3.3
	$16.5	Other (net)	13.0

			$42.4

		Net Portfolio Sales	$25.9

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2006

Positive ($mil)		Negative ($mil)

Redwood Trust	$5.7	Apollo Group	$(0.6)
Countrywide Financial	5.1	Wal-Mart	(0.4)
Berkshire Hathaway	3.0	Omnicare	(0.3)
IAC/InterActiveCorp	2.4	Convera	(0.3)
Liberty Media - Capital	2.1
Other (net)	21.8		$(1.6)

	$40.1

Net Portfolio Gains	$38.5

21

HICKORY FUND

Schedule of Investments in Securities December 31, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 84.7%

Mortgage Services — 20.8%

Originating and Investing — 18.0%
Countrywide Financial Corp.	680,000	$28,866,000
Redwood Trust, Inc.	469,300	27,256,944
CBRE Realty Finance, Inc.#	450,000	7,069,500
Newcastle Investment Corp.	213,050	6,672,726

		69,865,170

Government Agency — 2.8%
Fannie Mae	180,000	10,690,200

		80,555,370

Consumer Products and Services — 18.0%

Retailing — 12.0%
Liberty Media Corp. - Interactive - Series A*	700,000	15,099,000
Cabela’s, Inc. - CL A*	450,000	10,858,500
Wal-Mart Stores, Inc.	150,000	6,927,000
AutoZone, Inc.*	50,000	5,778,000
Expedia, Inc.*	230,000	4,825,400
IAC/InterActiveCorp*	80,000	2,972,800

		46,460,700
Education — 3.7%
Apollo Group, Inc. - CL A*	200,000	7,794,000
Corinthian Colleges, Inc.*	475,600	6,482,428

		14,276,428

Consumer Goods — 2.3%
Mohawk Industries, Inc.*	120,000	8,983,200

		69,720,328

Media Content and Distribution — 13.5%

Newspaper, Television, Radio and Programming — 8.5%
Cumulus Media, Inc. - CL A*	1,387,000	14,410,930
Liberty Media Corp. - Capital - Series A*	145,000	14,207,100
CBS Corp. - CL B	145,000	4,521,100

		33,139,130
Cable Television — 5.0%
Liberty Global, Inc. - Series C*	461,852	12,931,856
Comcast Corp. - CL A Special*	150,000	6,282,000

		19,213,856

		52,352,986
22

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — 8.8%

Managed Care — 6.8%
UnitedHealth Group, Inc.	380,000	$20,417,400
WellPoint, Inc.*	75,000	5,901,750

		26,319,150

Suppliers and Distributors — 2.0%
Omnicare, Inc.	200,000	7,726,000

		34,045,150

Insurance — 7.8%

Berkshire Hathaway, Inc. - CL A*	210	23,097,900
American International Group, Inc.	100,000	7,166,000

		30,263,900

Diversified Industries — 4.3%

Tyco International Ltd.	550,000	16,720,000

Commercial Services — 3.9%

Coinstar, Inc.*	440,000	13,450,800
Convera Corp.* #	370,000	1,698,300

		15,149,100

Telecommunications — 2.8%

Telephone and Data Systems, Inc. - Special	160,000	7,936,000
Lynch Interactive Corp.* #	1,005	3,115,500

		11,051,500

Technology — 2.3%

Dell, Inc.*	350,000	8,781,500

Gaming, Lodging and Leisure — 1.8%

Six Flags, Inc.*	1,350,000	7,074,000
23

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Home Builders — 0.7%

Centex Corp.(b)	50,000	$2,813,500

Total Common Stocks (Cost $269,420,350)		328,527,334

SHORT-TERM SECURITIES — 15.1%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)
(Cost $58,627,200)	58,627,200	58,627,200

Total Investments in Securities (Cost $328,047,550)		387,154,534
Covered Call Options Written — (0.0%)		(221,875)
Other Assets Less Other Liabilities — 0.2%		870,730

Net Assets — 100%		$387,803,389

Net Asset Value Per Share		$39.96

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Centex Corp.	January 2007 / $50	25,000	$(165,000)
Centex Corp.	January 2007 / $55	25,000	(56,875)

Total Call Options Written (premiums received $202,494)			$(221,875)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2006.

(b)	Fully or partially pledged as collateral on outstanding written options.
24

(This page has been left blank intentionally.)
25

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for Partners III. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership.

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1997	37.1%	33.4%	3.7%
Dec. 31, 1998	10.9	28.6	-17.7
Dec. 31, 1999	10.6	21.0	-10.4
Dec. 31, 2000	32.4	-9.1	41.5
Dec. 31, 2001	6.6	-11.8	18.4
Dec. 31, 2002	-16.1	-22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	-0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6

10-Year Cumulative Return ended Dec. 31, 2006	314.4	124.4	190.0
10-Year Average Annual Compound Return ended Dec. 31, 2006	15.3	8.4	6.9

This chart depicts the change in the value of a $500,000 investment in Partners III for the period March 31, 1996, through December 31, 2006 as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The average annual total return of Partners III for the one, five and ten year periods ended December 31, 2006 was 20.4%, 11.8% and 15.3%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund  distributions or the redemption of Fund shares.

26

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.9%	Consumer Products and Services	22.9%
Countrywide Financial	7.7	Mortgage Services	21.2
Redwood Trust	7.6	Media Content and Distribution	16.5
UnitedHealth Group	5.6	Financial Services	10.2
Tyco International	4.7	Healthcare	9.5
Cabela’s	4.5	Commercial Services	4.9
Fannie Mae	3.9	Diversified Industries	4.7
Cumulus Media	3.9	Telecommunications	2.8
Liberty Media - Interactive	3.8	Technology	2.3
Liberty Global	3.7	Gaming, Lodging and Leisure	2.2
		Home Builders	0.9
	53.3%
		Total Long Positions	98.1
		Securities Sold Short	(16.3)

		Net Long Positions	81.8
		Short Proceeds/Other	18.2

			100.0%

* Percentage of net assets as of December 31, 2006

Largest Net Purchases and Sales for Quarter Ended December 31, 2006

Net Purchases ($mil)		Net Sales ($mil)

Apollo Group	$5.7	IAC/InterActiveCorp	$7.7
Omnicare	4.6	Dell	3.5
UnitedHealth Group	3.2	Tyco International	3.2
Mohawk Industries	2.2	Hudson City Bancorp (eliminated)	2.9
Liberty Media - Interactive	2.2	Host Hotels & Resorts (eliminated)	2.3
		Other (net)	8.0
	$17.9
			$27.6

		Net Portfolio Sales	$9.7

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2006

Positive ($mil)		Negative ($mil)

Redwood Trust	$5.2	Short Positions	$(4.0)
Countrywide Financial	4.4	Wal-Mart	(0.7)
Berkshire Hathaway	3.3	Apollo Group	(0.4)
IAC/InterActiveCorp	2.2	Omnicare	(0.3)
Expedia	1.8	Convera	(0.2)
Other (net)	19.6
			$(5.6)
	$36.5

Net Portfolio Gains	$30.9

27

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities December 31, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 98.1%

Consumer Products and Services — 22.9%

Retailing — 16.8%
Cabela’s, Inc. - CL A*(b)	600,000	$14,478,000
Liberty Media Corp. - Interactive - Series A*	560,000	12,079,200
Wal-Mart Stores, Inc.	240,000	11,083,200
Expedia, Inc.*	300,000	6,294,000
AutoZone, Inc.*	50,000	5,778,000
IAC/InterActiveCorp*	100,000	3,716,000

		53,428,400
Education — 3.8%
Apollo Group, Inc. - CL A*	200,000	7,794,000
Corinthian Colleges, Inc.*	310,600	4,233,478

		12,027,478
Consumer Goods — 2.3%
Mohawk Industries, Inc.*	100,000	7,486,000

		72,941,878

Mortgage Services — 21.2%

Originating and Investing — 17.3%
Countrywide Financial Corp.	580,000	24,621,000
Redwood Trust, Inc.	419,334	24,354,919
Newcastle Investment Corp.	193,200	6,051,024

		55,026,943
Government Agency — 3.9%
Fannie Mae	209,000	12,412,510

		67,439,453
Media Content and Distribution — 16.5%

Newspaper, Television, Radio and Programming — 9.8%
Cumulus Media, Inc. - CL A*	1,187,000	12,332,930
Liberty Media Corp. - Capital - Series A*	92,000	9,014,160
The Washington Post Co. - CL B	7,000	5,219,200
CBS Corp. - CL B	150,000	4,677,000

		31,243,290
28

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Cable Television — 6.7%
Liberty Global, Inc. - Series C*	419,865	$11,756,220
Comcast Corp. - CL A*	230,000	9,735,900

		21,492,120

		52,735,410

Financial Services — Insurance — 10.2%

Berkshire Hathaway, Inc. - CL A*	130	14,298,700
Berkshire Hathaway, Inc. - CL B*	3,000	10,998,000
American International Group, Inc.	100,000	7,166,000

		32,462,700

Healthcare — 9.5%

Managed Care — 7.1%
UnitedHealth Group, Inc.	330,000	17,730,900
WellPoint, Inc.*	60,000	4,721,400

		22,452,300

Suppliers and Distributors — 2.4%
Omnicare, Inc.	200,000	7,726,000

		30,178,300

Commercial Services — 4.9%

Coinstar, Inc.*	370,000	11,310,900
Intelligent Systems Corp.* # †	883,999	2,828,885
Convera Corp.* #	300,000	1,377,000
Continental Resources#	700	140,000

		15,656,785

Diversified Industries — 4.7%

Tyco International Ltd.	490,000	14,896,000

Telecommunications — 2.8%

Telephone and Data Systems, Inc. - Special	180,000	8,928,000

Technology — 2.3%

Dell, Inc.*	300,000	7,527,000
29

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Gaming, Lodging and Leisure — 2.2%

Six Flags, Inc.*	1,350,000	$7,074,000

Home Builders — 0.9%

Centex Corp.(b)	50,000	2,813,500

Total Common Stocks (Cost $243,481,106)		312,653,026

SHORT-TERM SECURITIES — 2.2%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)
(Cost $7,114,794)	7,114,794	7,114,794

Total Investments in Securities (Cost $250,595,900)		319,767,820
Due From Broker — 16.6%		52,841,832
Securities Sold Short — (16.2%)		(51,696,400)
Covered Call Options Written — (0.1%)		(441,625)
Other Liabilities in Excess of Other Assets — (0.6%)		(1,866,001)

Net Assets — 100%		$318,605,626

Net Asset Value Per Share		$11.38

SECURITIES SOLD SHORT

Ishares Russell 2000 Value	250,000	$(20,005,000)
Ishares Russell 2000	200,000	(15,616,000)
Midcap SPDR Trust Series 1	110,000	(16,075,400)

Total Securities Sold Short (proceeds $47,118,068)		$(51,696,400)

30

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cabela’s, Inc. - CL A	March 2007 / $25	70,000	$(64,750)
Cabela’s, Inc. - CL A	June 2007 / $25	100,000	(155,000)
Centex Corp.	January 2007 / $50	25,000	(165,000)
Centex Corp.	January 2007 / $55	25,000	(56,875)

Total Call Options Written (premiums received $535,745)			$(441,625)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2006.

(b)	Fully or partially pledged as collateral on outstanding written options.
31

BALANCED FUND

January 12, 2007

Dear Fellow Shareholder:

                The Balanced Fund capped a strong year in 2006 with its best quarter yet. The Fund’s total return in the fourth quarter was 7.1% versus 4.4% for our primary benchmark, the Blended Index†. For the full year the Fund’s return was 14.3% compared to 11.1% for the Blended Index†.

                The table below shows the results of the Balanced Fund over various time periods through December 31, 2006, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*		Average Annual Total Returns*

	3-Mos.	1-Year	2-Year	3-Year	Since Inception

Balanced Fund	7.1%	14.3%	7.8%	9.2%	9.7%

Blended Index†	4.4	11.1	7.3	7.4	9.2
S&P 500	6.7	15.8	10.2	10.4	13.5
Lehman Brothers Intermediate U.S. Government/Credit Index	1.0	4.1	2.8	2.9	2.7

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

†
The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

                It is gratifying to report solidly positive results for the quarter, year and trailing three years. Our companies continue to do well. Their underlying business values grew nicely last year, generally in the low double-digit range. Many of their stock prices rose quite a bit more. Most of the big gainers were playing catch-up and remain large holdings (Countrywide, Coinstar, Cabela’s). We trimmed or eliminated a few others as their stock prices approached our value estimates (Comcast, Hudson City). The Fund’s resulting asset allocation heading into 2007 is 54% stocks and 46% bonds and short-term securities.

                One of our goals is to take advantage of irrational stock price changes driven by emotions. We have a longer investment horizon than the typical investor (3-5 years, preferably more), and if anything the gap is widening. This long horizon allows us to buy good companies at cheap prices and then wait. Sometimes the returns come quickly. More often, it takes time. Along the way the lines between early and wrong, patient and stubborn aren’t always clear.

                While we make our share of mistakes, time horizon and temperament remain two of our most enduring competitive advantages. In keeping with the quarter’s “changing changelessness” theme, the following excerpt is from the January 1997 Value Fund letter. The words are as applicable today as they were ten years ago.

32

“A common theme of these quarterly letters is that we invest in businesses, not pieces of paper. We try to determine the price that an informed, rational buyer would pay for 100% of a company, and then buy shares of that business when they are available at, say, 50% of the ‘private market value’ of the company. The theory is that the business value will grow and that, from time to time, the stock price will coincide with (or if we are lucky, exceed) the value of the underlying business, allowing us to sell the stock at a significant profit. In the short-run, though, price and value often diverge widely. While business value tends to change slowly, stock prices run up and down in response to various insignificant, temporary, or imagined factors.”

                This straightforward approach is anchored by Ben Graham’s “margin of safety” concept. Implemented with discipline, it has consistently produced good long-term results for us and others. Human nature isn’t likely to change, and price and value will continue to diverge widely from time to time “in response to various insignificant, temporary or imagined factors.” We look forward to working on your behalf to make the most of the resulting opportunities for the next ten years and beyond.

Outlook

                Wally once used the phrase “subdued optimism” to describe his outlook for the coming year, and it seems fitting now as well (some might call it a phrase for all time around here). We own a collection of strong, growing businesses with capable managements. These companies should do well fundamentally in most economic environments, and their stocks are still moderately cheap. Over time these investments should serve us well.

                The Fund’s bond investments remain focused primarily on shorter-term and higher quality issues. Some bond investors seem intent on playing a game of chicken with credit, taking more risk to earn less incremental return. Current economic conditions are tranquil, so this game could go on for some time, but it rarely ends well. In the meantime, we are content to forego a modest amount of current return to avoid potential trouble down the road.

                We feel good about the Fund’s prospects over the coming years, but as always the pattern of returns is unpredictable. It would be perfectly normal for the broader markets to have more ups and downs in the next three years than they have had in the last three. If so, we hold substantial short-term reserves to take advantage of interim volatility in either stocks or bonds. Thank you for your continued confidence in the Fund and our firm.

Regards,

Bradley P. Hinton
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

33

PORTFOLIO PROFILE — BALANCED FUND

(Unaudited)

Common Stock Allocation

Top Ten Stocks*		Industry Sectors*

Countrywide Financial	3.2%	Consumer Products and Services	14.0%
Berkshire Hathaway	3.1	Mortgage Services	9.3
Wal-Mart	2.3	Media Content and Distribution	8.9
Redwood Trust	2.3	Healthcare	7.6
UnitedHealth Group	2.3	Financial Services	7.0
American International Group	1.9	Diversified Industries	1.9
Tyco International	1.9	Commercial Services	1.9
Coinstar	1.9	Telecommunications	1.2
Liberty Media - Interactive	1.8	Technology	1.1
Cabela’s	1.7	Gaming, Lodging and Leisure	1.1

	22.4%	Total Common Stocks	54.0%

		Short-Term Securities/Other	21.8%
		U.S. Treasury and Government Agency	16.7
		Mortgage-Backed Securities	4.1
		Corporate Bonds	2.2
		Convertible Preferred Stocks	0.8
		Taxable Municipal Bonds	0.4

		Total Bonds & Short-Term Securities	46.0%

* As of December 31, 2006

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2006

Positive (000’s)		Negative (000’s)

Countrywide Financial	$469	Apollo Group	$(94)
Redwood Trust	394	Wal-Mart	(94)
Berkshire Hathaway	344	Omnicare	(71)
IAC/InterActiveCorp	280	Harrah’s Corporate Bond	(11)
Cabela’s	218	Wells Fargo	(7)
Other (net)	3,292
			$(277)
	$4,997

Net Portfolio Gains	$4,720

34

BALANCED FUND

Schedule of Investments in Securities
December 31, 2006
(Unaudited)

	Shares	Value

COMMON STOCKS — 54.0%

Consumer Products and Services — 14.0%

Retailing — 8.9%
Wal-Mart Stores, Inc.	41,000	$1,893,380
Liberty Media Corp. - Interactive - Series A*	70,000	1,509,900
Cabela’s, Inc. - CL A*	60,000	1,447,800
IAC/InterActiveCorp*	25,000	929,000
AutoZone, Inc.*	7,500	866,700
Expedia, Inc.*	35,000	734,300

		7,381,080
Education — 2.8%
Apollo Group, Inc - CL A*	33,000	1,286,010
Corinthian Colleges, Inc.*	75,000	1,022,250

		2,308,260
Consumer Goods — 2.3%
Mohawk Industries, Inc.*	18,000	1,347,480
Diageo PLC - Sponsored ADR	7,500	594,825

		1,942,305

		11,631,645

Mortgage Services — 9.3%

Originating and Investing — 7.2%
Countrywide Financial Corp.	62,000	2,631,900
Redwood Trust, Inc.	32,500	1,887,600
Newcastle Investment Corp.	24,000	751,680
CBRE Realty Finance, Inc.	45,000	706,950

		5,978,130
Government Agency — 2.1%
Fannie Mae	15,500	920,545
Freddie Mac	13,000	882,700

		1,803,245

		7,781,375

Media Content and Distribution — 8.9%

Newspaper, Television, Radio and Programming — 6.2%
Liberty Media Corp. - Capital - Series A*	13,000	1,273,740
Cumulus Media, Inc. - CL A*	100,000	1,039,000
The Washington Post Co. - CL B	1,200	894,720
News Corp. - CL A	45,000	966,600
CBS Corp. - CL B	23,000	717,140
Discovery Holding Co. - Series A*	16,500	265,485

		5,156,685

35

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Cable Television — 2.7%
Liberty Global, Inc. - Series C*	46,987	$1,315,636
Comcast Corp. - CL A*	21,750	920,678

		2,236,314

		7,392,999

Healthcare — 7.6%

Managed Care — 3.9%
UnitedHealth Group, Inc.	35,000	1,880,550
WellPoint, Inc.*	17,500	1,377,075

		3,257,625
Providers — 2.1%
Pediatrix Medical Group, Inc.*	20,000	978,000
Laboratory Corporation of America Holdings*	10,500	771,435

		1,749,435
Suppliers and Distributors — 1.6%
Omnicare, Inc.	35,000	1,352,050

		6,359,110

Financial Services — 7.0%

Insurance — 5.0%
Berkshire Hathaway, Inc. - CL B*	700	2,566,200
American International Group, Inc.	22,500	1,612,350

		4,178,550
Banking — 2.0%
Citigroup, Inc.	15,000	835,500
Wells Fargo & Co.	22,000	782,320

		1,617,820

		5,796,370

Diversified Industries — 1.9%

Tyco International Ltd.	53,000	1,611,200

Commercial Services — 1.9%

Coinstar, Inc.*	52,000	1,589,640

Telecommunications — 1.2%

Telephone and Data Systems, Inc. - Special	20,000	992,000

36

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Technology — 1.1%

Dell, Inc.*	37,000	$928,330

Gaming, Lodging and Leisure — 1.1%

Harrah’s Entertainment, Inc.	11,000	909,920

Total Common Stocks (Cost $37,168,948)		44,992,589

CONVERTIBLE PREFERRED STOCKS — 0.8%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	669,000

CORPORATE BONDS — 2.2%

Wells Fargo & Co. 4.125% 3/10/08	$600,000	592,330
The Washington Post Co. 5.5% 2/15/09	755,000	758,058
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	289,741
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	220,337

Total Corporate Bonds (Cost $1,897,391)		1,860,466

MORTGAGE-BACKED SECURITIES — 4.1%(c)

Federal Agency CMO and REMIC — 4.1%

Fannie Mae 4.25% 6/25/33 (0.9 years)	125,199	123,738
Freddie Mac 4.5% 7/15/27 (2.5 years)	750,000	735,282
Fannie Mae 4.5% 11/25/14 (2.7 years)	460,000	453,026
Freddie Mac 4.5% 1/15/10 (2.9 years)	750,000	737,323
Freddie Mac 5.0% 1/15/18 (3.1 years)	451,512	446,994
Freddie Mac 5.0% 8/15/17 (5.8 years)	977,028	959,660

Total Mortgage-Backed Securities (Cost $3,463,677)		3,456,023
37

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

TAXABLE MUNICIPAL BONDS — 0.4%

University of California 4.85% 5/15/13 (Cost $297,564)	$300,000	$292,296

U.S. TREASURY AND GOVERNMENT AGENCY — 16.7%

U.S. Treasury — 14.9%

U.S. Treasury Note 3.75% 3/31/07	500,000	498,516
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,987,188
U.S. Treasury Note 3.0% 11/15/07	300,000	294,950
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,228,565
U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,231,251
U.S. Treasury Note 3.125% 10/15/08	300,000	291,434
U.S. Treasury Note 3.0% 2/15/09	400,000	385,750
U.S. Treasury Note 2.625% 3/15/09	1,500,000	1,433,965
U.S. Treasury Note 3.625% 7/15/09	500,000	486,973
U.S. Treasury Note 6.5% 2/15/10	400,000	420,328
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,713,838
U.S. Treasury Note 5.0% 2/15/11	400,000	405,125
U.S. Treasury Note 5.0% 8/15/11	500,000	507,149
U.S. Treasury Note 4.375% 8/15/12	1,000,000	985,938
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	546,360	530,908

		12,401,878
Government Agency — 1.8%

Fannie Mae 4.25% 12/21/07	400,000	396,417
Federal Home Loan Bank 3.55% 4/15/08	500,000	490,307
Freddie Mac 4.0% 4/28/09	240,000	234,981
Federal Home Loan Bank 4.16% 12/08/09	400,000	391,487

		1,513,192

Total U.S. Treasury and Government Agency (Cost $14,112,981)		13,915,070
38

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 22.3%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)	10,653,886	$10,653,886
U.S. Treasury Bill 4.973% 3/22/07(b)	$8,000,000	7,915,760

Total Short-Term Securities (Cost $18,567,664)		18,569,646

Total Investments in Securities (Cost $76,207,220)		83,755,090
Other Liabilities in Excess of Other Assets — (0.5%)		(429,841)

Net Assets — 100%		$83,325,249

Net Asset Value Per Share		$12.16

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at December 31, 2006.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
39

SHORT-INTERMEDIATE INCOME FUND AND GOVERNMENT MONEY MARKET FUND

January 16, 2007

Dear Fellow Shareholder:

Short-Intermediate Income Fund Overview

                The Short-Intermediate Income Fund’s total return for the fourth quarter of 2006 was +1.1%. Our return consisted primarily of net interest and dividend income (after deducting fees and expenses) as bond prices were practically unchanged during the quarter. For the year our total return was +4.0%, nearly matching the Lehman Brothers Intermediate U.S. Government / Credit Index, our Fund’s primary benchmark.

                Total returns for longer periods of time as of December 31, 2006 are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective, given our Fund’s history of having a shorter duration and average life than the Fund’s primary benchmark.

	Total Return**	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	4.0%	2.8%	3.7%	5.3%

Lehman Brothers Intermediate U.S. Government/Credit Index *	4.1	2.9	4.5	5.8
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	4.2	2.5	3.8	5.3
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	4.3	2.4	3.3	5.0

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

The following table and chart show a profile of our portfolio and asset allocation as of December 31:

Average Maturity	3.1 years
Average Duration	2.8 years
Average Coupon	4.3%
30-Day SEC Yield at 12-31-06	4.1%
Average Rating	AAA

40

Overview

                Most fixed income investors experienced reasonable returns in 2006 as first half losses were more than offset by a strong finish in the final two quarters. While it is difficult to pinpoint the catalyst for this second half surge, it most likely was the decision by the Federal Reserve to pause (or stop – time will tell) its two-year campaign of raising short-term interest rates. Economic activity had also begun to show signs of strain at the time of the Fed’s pause. Home sales were plunging and fuel costs were crimping consumer spending, resulting in an overall slowing of economic growth. And since “bad news” for the economy tends to be “good news” for bond investors, bond prices rose (yields fell) in the second half of 2006, providing many fixed income investors reasonable-to-good overall results for the year (our portfolio included).

                The significance of “coupon” returns was also evident for bond investors in 2006. Total returns were generally positive despite an overall rise in the level of U.S. Treasury interest rates. For example, 2-year and 10-year Treasury yields rose approximately 40 and 30 basis points, respectively (one basis point equals one one-hundredth of a percent). As a refresher, bond investors returns come in two forms: interest or “coupon” income plus (or minus) bond price appreciation (or depreciation) caused by changes in interest rates. In 2006, coupon cash flows more than mitigated bond price declines resulting from rising interest rates and highlight the importance of the initial “coupon” or yield.

                To the chagrin of your portfolio manager, credit sensitive assets performed particularly well in 2006. In fact, the lower the credit quality, the better the return. The overall result was a continuation of a multi-year trend of shrinking credit spreads as investors required less incremental yield over Treasuries for nearly all assets.

                An additional noteworthy development last year was the inversion of the yield curve, where short-term interest rates exceed longer rates. Typically, yield curves are upward sloping as investors demand a higher return for the risks (e.g. inflation, credit) of lending for longer time periods. Yield curve inversions are more unusual and, if they persist, have often signaled a slowing in the economy or worse, a recession. Seven times between 1965 and 2005, yields on 10-year Treasury notes have dropped below those on three-month Treasury bills for an extended span as they did in 2006. In six of those instances, the U.S. economy went into recession soon after. It will be interesting to see how a famous Mark Twain quote plays out in 2007: “History does not repeat itself, but it rhymes”.

Outlook - Inversion and Complacency, an odd mix

                As we begin the new year, two crosscurrents in the fixed income marketplace have created something of a quandary. Tight credit spreads have co-existed with an inverted yield curve. One often signals a healthy, expanding economy while the other can be a harbinger of hard times. Who is right in this investment tug-of-war may meaningfully dictate investment results for fixed income investors in 2007. We may have been wrong, to date, to have decreased our exposure to lower quality investments. However, complacency seems to be the order of the day as the risk/reward tradeoff worsens. We will continue to search for qualifying investments with more favorable terms for investors. In the meantime, we are comfortable holding a high quality portfolio that should generate reasonable returns should Mark Twain prove to be right.

41

Government Money Market Fund Overview

                The Government Money Market Fund closed the fourth quarter with a 7-day effective yield of 5.06%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

                Our Fund’s yield was mostly unchanged during the fourth quarter as the primary rate-setter of short-term interest rates, the Federal Reserve, made no adjustments to monetary policy. The Federal Funds Rate remained near a 6-year high of 5.25% and the yield curve applicable to money market funds (less than one-year) inverted (short-term exceeded longer-term yields) as market participants anticipated the Fed’s next move.

                The strategy in our Government Money Market Fund remains, by nature, conservative. We invest in short-term government and government agency securities that have a weighted average maturity of less than ninety days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as Federal Home Loan Bank and the Federal Farm Credit Bank).

                While the credit quality of our investments is high, the expected returns on these investments are primarily affected by near term monetary policy (as mentioned above). A change in the “going rate” in the short-term government security market impacts our yields fairly quickly.

                If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

42

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

Credit Quality Ratings

U.S. Treasury and Mortgage-Backed Securities	70.5%
Aaa/AAA	22.4
Aa/AA	1.2
A/A	0.8
Ba/BB	1.7
B/B, below, and non-rated	1.3
Cash Equivalents	2.1

100.0%

Sector Breakdown

U.S. Treasury and Government Agency	53.7
Mortgage-Backed Securities	34.5
Corporate Bonds	6.6
Taxable Municipal Bonds	2.5
Short-Term Securities/Other	2.1
Convertible Preferred Stocks	0.6

100.0%

43

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities
December 31, 2006
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 6.6%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$911,250
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,009,500
Wells Fargo & Co. 4.125% 3/10/08	1,500,000	1,480,824
Liberty Media Corp. 7.875% 7/15/09	500,000	523,912
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	362,177
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	950,264
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	962,509
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	661,010
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,455,767

Total Corporate Bonds (Cost $8,318,765)		8,317,213

MORTGAGE-BACKED SECURITIES — 34.5%(b)

Federal Agency CMO and REMIC — 31.5%

Fannie Mae 5.5% 12/25/26 (0.2 years)	189,793	189,300
Freddie Mac 5.125% 12/15/13 (0.7 years)	1,644,876	1,637,326
Freddie Mac 5.5% 2/15/16 (0.8 years)	1,358,266	1,357,542
Fannie Mae 4.25% 6/25/33 (0.9 years)	528,341	522,175
Fannie Mae 5.0% 3/25/15 (1.1 years)	581,267	577,942
Fannie Mae 3.5% 10/25/13 (1.1 years)	1,513,915	1,484,302
Fannie Mae 4.0% 11/25/13 (1.4 years)	2,000,000	1,974,493
Fannie Mae 5.0% 9/25/27 (1.7 years)	1,242,116	1,232,020
Freddie Mac 4.0% 5/15/19 (2.0 years)	2,466,753	2,411,893
Freddie Mac 5.5% 4/15/24 (2.0 years)	2,000,000	2,002,891
Freddie Mac 4.5% 7/15/27 (2.5 years)	4,000,000	3,921,503
Freddie Mac 4.5% 1/15/10 (2.9 years)	4,250,000	4,178,163
Freddie Mac 5.5% 4/15/18 (2.8 years)	1,925,335	1,930,706
Fannie Mae 5.0% 12/25/15 (2.8 years)	4,000,000	3,956,454
Freddie Mac 5.0% 1/15/18 (3.1 years)	1,806,049	1,787,977
Freddie Mac 4.5% 12/15/15 (3.1 years)	3,000,000	2,937,481
Fannie Mae 4.5% 10/25/17 (3.3 years)	1,044,127	1,017,039
Fannie Mae 4.5% 4/25/17 (3.6 years)	3,000,000	2,924,913
Freddie Mac 4.5% 7/15/17 (4.6 years)	4,000,000	3,876,648

		39,920,768

44

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Agency Mortgage Pass-Through — 3.0%

Fannie Mae 4.0% 8/01/13 (2.6 years)	$758,521	$734,003
Fannie Mae 4.5% 6/01/14 (3.1 years)	990,937	969,751
Fannie Mae 6.5% 6/01/18 (3.8 years)	49,183	50,604
Freddie Mac 5.0% 6/01/18 (4.0 years)	509,208	501,807
Fannie Mae 5.0% 10/01/18 (4.1 years)	1,620,551	1,597,211

		3,853,376

Total Mortgage-Backed Securities (Cost $44,443,501)		43,774,144

TAXABLE MUNICIPAL BONDS — 2.5%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,119,019
Stratford, Connecticut 6.55% 2/15/13	500,000	527,220
University of California 4.85% 5/15/13	990,000	964,577
King County, Washington 8.12% 12/01/16	500,000	521,795

Total Taxable Municipal Bonds (Cost $3,157,789)		3,132,611

U.S. TREASURY AND GOVERNMENT AGENCY — 53.7%

U.S. Treasury — 36.0%

U.S. Treasury Note 3.5% 5/31/07	2,000,000	1,988,360
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,987,188
U.S. Treasury Note 3.375% 2/15/08	3,000,000	2,948,556
U.S. Treasury Note 3.75% 5/15/08	3,000,000	2,955,003
U.S. Treasury Note 4.125% 8/15/08	2,000,000	1,978,908
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,821,880
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,867,931
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,921,838
U.S. Treasury Note 4.0% 3/15/10	10,000,000	9,793,360
U.S. Treasury Note 5.0% 8/15/11	1,500,000	1,521,445
U.S. Treasury Note 4.375% 8/15/12	5,000,000	4,929,690
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,185,440	2,123,634
U.S. Treasury Note 4.25% 8/15/14	5,000,000	4,855,080

		45,692,873

45

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 17.7%

Federal Home Loan Bank 2.45% 3/23/07	$2,000,000	$1,988,170
Fannie Mae 4.25% 12/21/07	2,000,000	1,982,086
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,034,997
Fannie Mae 4.08% 6/06/08	4,000,000	3,942,884
Freddie Mac 4.0% 4/28/09	240,000	234,981
Freddie Mac 3.25% 7/09/09	1,000,000	960,325
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,468,077
Fannie Mae 4.125% 4/28/10	2,000,000	1,952,374
Freddie Mac 4.125% 6/16/10	1,000,000	975,703
Freddie Mac 5.5% 9/15/11	1,000,000	1,023,440
Fannie Mae 4.375% 7/17/13	2,000,000	1,929,318
Freddie Mac 5.0% 11/13/14	3,000,000	3,008,523

		22,500,878

Total U.S. Treasury and Government Agency (Cost $69,252,100)		68,193,751

CONVERTIBLE PREFERRED STOCKS — 0.6%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	780,500

SHORT-TERM SECURITIES — 0.6%

Wells Fargo Advantage Government Money Market Fund 5.3%(a)
(Cost $797,457)	797,457	797,457

Total Investments in Securities (Cost $126,784,104)		124,995,676
Other Assets Less Other Liabilities — 1.5%		1,947,048

Net Assets — 100%		$126,942,724

Net Asset Value Per Share		$11.37

*	Non-income producing – issuer in default.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2006.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.
46

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
December 31, 2006
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 70.3%†

U.S. Treasury — 30.4%

U.S. Treasury Bill 4.948% 3/22/07	$20,000,000	$19,785,555

Government Agency — 39.9%

Federal Home Loan Bank Discount Note 5.192% 1/03/07	10,000,000	9,997,192
Federal Home Loan Bank Discount Note 5.269% 1/31/07	16,000,000	15,931,333

		25,928,525

Total U.S. Treasury and Government Agency		45,714,080

SHORT-TERM SECURITIES — 29.4%

Wells Fargo Advantage 100% Treasury Money Market Fund 4.6%(a)	4,058,477	4,058,477
Milestone Treasury Obligations Portfolio 5.1%(a)	15,031,742	15,031,742

Total Short-Term Securities		19,090,219

Total Investments in Securities (Cost $64,804,299)		64,804,299
Other Assets Less Other Liabilities — 0.3%		213,390

Net Assets — 100%		$65,017,689

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2006.
47

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund – WVALX
Partners Value Fund – WPVLX
Hickory Fund – WEHIX
Partners III Opportunity Fund – WPOPX
Balanced Fund – WBALX
Short-Intermediate Income Fund – WEFIX
Government Money Market Fund – WGMXX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

1/30/07